                                                                    EXHIBIT 99.3

                          ALPHA NATURAL RESOURCES, LLC
                     ALPHA NATURAL RESOURCES CAPITAL CORP.

                               OFFER TO EXCHANGE
                     THE ISSUERS' 10% SENIOR NOTES DUE 2012
                           WHICH HAVE BEEN REGISTERED
                  UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                                      FOR
               ANY AND ALL OUTSTANDING 10% SENIOR NOTES DUE 2012

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON             ,
2005, UNLESS EXTENDED BY THE ISSUERS IN THEIR SOLE DISCRETION

                                                                          , 2005

To Our Clients:

     Enclosed for your consideration are a Prospectus, dated           , 2005
(as the same may be amended or supplemented from time to time, the "Prospectus"), and a Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") by Alpha Natural Resources, LLC, a Delaware limited liability company (the "Company"), Alpha Natural Resources Capital Corp., a Delaware corporation ("Alpha Capital" and together with the Company, the "Issuers"), and the Company's subsidiaries other than Alpha Capital and certain of its parent companies (each, a "Guarantor" and, collectively, the "Guarantors"), to exchange (the "Exchange Offer") up to $175,000,000 aggregate principal amount of the Issuers' 10% Senior Notes due 2012 that have been registered under the Securities Act of 1933, as amended, as guaranteed by the Guarantors (collectively, the "Exchange Notes"), for any and all of the Issuers' outstanding 10% Senior Notes due 2012, guaranteed by the Guarantors (collectively, the "Outstanding Notes") in integral multiples of $1,000 upon the terms and subject to the conditions of the enclosed Prospectus and the enclosed Letter of Transmittal. The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof, upon the terms and subject to the conditions of the enclosed Prospectus and the related Letter of Transmittal. The Issuers will accept for exchange any and all Outstanding Notes properly tendered according to the terms of the Prospectus and the Letter of Transmittal. Consummation of the Exchange Offer is subject to certain conditions described in the Prospectus.

     The enclosed materials are being forwarded to you as the beneficial owner of the Outstanding Notes held by us for your account but not registered in your name. A tender of such Outstanding Notes may only be made by us as the registered holder and pursuant to your instructions. Therefore, the Issuers urge beneficial owners of Outstanding Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee to contact such registered holder promptly if such beneficial owners wish to tender their Outstanding Notes in the Exchange Offer.

     Accordingly, we request instructions as to whether you wish to tender any or all such Outstanding Notes held by us for your account, pursuant to the terms and conditions set forth in the enclosed Prospectus and Letter of Transmittal. If you wish to have us do so, please so instruct us by completing, signing and returning to us the "Instructions to Registered Holder from Beneficial Owner" form that appears on the reverse side hereof. We urge you to read carefully the Prospectus and the Letter of Transmittal before instructing us as to whether or not to tender your Outstanding Notes.

     The accompanying Letter of Transmittal is furnished to you for your information only and may not be used by you to tender Outstanding Notes held by us and registered in our name for your account or benefit.

     If we do not receive written instructions in accordance with the below and the procedures presented in the Prospectus and the Letter of Transmittal, we will not tender any of the Outstanding Notes on your account.

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

            INSTRUCTIONS TO REGISTERED HOLDER FROM BENEFICIAL OWNER

     The undersigned beneficial owner acknowledges receipt of your letter and
the accompanying Prospectus dated           , 2005 (as the same may be amended
or supplemented from time to time, the "Prospectus"), and a Letter of Transmittal (the "Letter of Transmittal"), relating to the offer (the "Exchange Offer") by Alpha Natural Resources, LLC, a Delaware limited liability company (the "Company"), Alpha Natural Resources Capital Corp., a Delaware corporation ("Alpha Capital" and together with the Company, the "Issuers"), and the Company's subsidiaries other than Alpha Capital and certain of its parent companies (each, a "Guarantor" and collectively, the "Guarantors"), to exchange up to $175,000,000 aggregate principal amount of the Issuers' 10% Senior Notes due 2012 that have been registered under the Securities Act of 1933, as amended, as guaranteed by the Guarantors (collectively, the "Exchange Notes"), for any and all of the Issuers' outstanding 10% Senior Notes due 2012, guaranteed by the Guarantors (collectively, the "Outstanding Notes"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal. Capitalized terms used by not defined herein have the meanings ascribed to them in the Prospectus.

     This will instruct you, the registered holder, to tender the principal amount of the Outstanding Notes indicated below held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal.

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              PRINCIPAL AMOUNT HELD
              FOR ACCOUNT HOLDER(S)                          PRINCIPAL AMOUNT TO BE TENDERED*
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

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

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* Unless otherwise indicated, the entire principal amount held for the account of the undersigned will be tendered.

     If the undersigned instructs you to tender the Outstanding Notes held by you for the account of the undersigned, it is understood that you are authorized
(a) to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representations and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner of the Outstanding Notes, including but not limited to the representations that the undersigned (i) is not an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers or the Guarantors, (ii) is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of Exchange Notes, (iii) is acquiring the Exchange Notes in the ordinary course of its business and (iv) is not a broker-dealer tendering Outstanding Notes acquired for its own account directly from the Issuers. If a holder of the Outstanding Notes is an affiliate of the Issuers or the Guarantors, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder may not rely on the applicable interpretations of the staff of the Securities and Exchange Commission relating to exemptions from the registration and prospectus delivery requirements of the Securities Act and must comply with such requirements in connection with any secondary resale transaction.

                                        3
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                                   SIGN HERE

Dated: ------------------------------ , 2005

Signature(s):
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Print Name(s):
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Address:
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                           (PLEASE INCLUDE ZIP CODE)

Telephone Number:
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               (PLEASE
                  INCLUDE
                  AREA
                  CODE)

Tax Identification Number or Social Security Number:
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My Account Number With You:
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